UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2013

Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective January 18, 2013, Post Holdings, Inc. (the “Company”) amended its Amended and Restated Articles of Incorporation by filing with the Missouri Secretary of State an Amendment of Certificate of Designation, Preferences and Rights of Series A Junior Participating Cumulative Preferred Stock (the “Amendment”). The Amendment terminates the Certificate of Designation, Preferences and Rights of Series A Junior Participating Cumulative Preferred Stock of the Company (the “Certificate of Designation”). The Amendment is filed herewith as Exhibit 3.3 and incorporated herein by reference.
The Certificate of Designation, which set forth the terms and condition of the Company’s Series A Junior Participating Cumulative Preferred Stock, was made a part of the Company’s Amended and Restated Articles of Incorporation when filed with the Missouri Secretary of State on February 3, 2012. The Certificate of Designation was adopted by the Company’s Board of Directors in accordance with the Company’s Shareholder Rights Protection Agreement dated February 2, 2012 (the “Rights Agreement”).
The Amendment is the last of several steps that have been taken by the Company to terminate the Rights Agreement effective January 16, 2013. The Company’s Current Report on Form 8-K and Amendment No. 5 to the Company’s Registration Statement on Form 10, both of which were filed with the Securities and Exchange Commission on January 17, 2013 and both of which are incorporated herein by reference, provide additional information regarding termination of the Rights Agreement.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
3.1	Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed on February 2, 2012).
3.2
Certificate of Designation for Series A Junior Participating Cumulative Preferred Stock (incorporated by reference to Exhibit 3.3 of the Company’s Current Report on Form 8-K filed on February 2, 2012).

3.3	Amendment of Certificate of Designation, Preferences and Rights of Series A Junior Participating Cumulative Preferred Stock.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 22, 2013	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed on February 2, 2012).
3.2
Certificate of Designation for Series A Junior Participating Cumulative Preferred Stock (incorporated by reference to Exhibit 3.3 of the Company’s Current Report on Form 8-K filed on February 2, 2012).

3.3	Amendment of Certificate of Designation, Preferences and Rights of Series A Junior Participating Cumulative Preferred Stock.